UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2018 (November 14, 2018)

MAGICJACK VOCALTEC LTD.
(Exact name of registrant as specified in its charter)

Israel	000-27648	98-1045505
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

12 HAOMANUT STREET, 2nd FLOOR
POLEG INDUSTRIAL AREA, NETANYA, ISRAEL 42504
(Address of principal executive offices, including zip code)

Telephone: (561) 749-2255
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.
On November 14, 2018, magicJack VocalTec Ltd. (the "Company") and B. Riley Financial, Inc. ("B. Riley") issued a joint press release announcing the completion of the merger of the Company and B. R. Acquisition Ltd., a wholly owned subsidiary of B. Riley ("Merger Sub"). Merger Sub was merged with and into the Company, with the Company continuing as the surviving corporation and an indirect wholly owned subsidiary of B. Riley.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
99.1	Joint Press Release, dated November 14, 2018, issued by magicJack VocalTec Ltd. and B. Riley Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
By:	/s/ Thomas Fuller
Name: Thomas Fuller
Title: Executive Vice President and Chief Financial Officer

Date: November 16, 2018

Exhibit Index

Exhibit No.	Description
99.1	Joint Press Release, dated November 14, 2018, issued by magicJack VocalTec Ltd. and B. Riley Financial, Inc.